Exhibit 10.14

EXECUTION VERSION

AMENDMENT AGREEMENT NO. 3

AMENDMENT AGREEMENT NO. 3, dated as of February 15, 2013 (this “Amendment”), by and among BLUE PET PRODUCTS, INC., a Delaware corporation (“Holdings”), BLUE BUFFALO COMPANY, LTD., a Delaware corporation (the “Borrower”), the other Loan Parties party hereto, the Revolving Lenders under, and as defined in, the Credit Agreement (as hereinafter defined) and CITIBANK, N.A. (“Citibank”), as the Administrative Agent.

RECITALS:

WHEREAS, reference is hereby made to the Credit Agreement, dated as of August 8, 2012 (as amended by Amendment No. 1 dated as of December 6, 2012, Amendment No. 2 dated as of February 15, 2013 and as the same may be further amended, restated, amended and restated, supplemented, extended, refinanced or otherwise modified from time to time, the “Credit Agreement”), by and among the Borrower, Holdings, the Lenders from time to time party thereto, Citibank in its capacities as the Administrative Agent, Swingline Lender and an Issuing Bank under the Credit Agreement (capitalized terms used in this Amendment but not defined herein shall have the meaning assigned to such terms in the Credit Agreement) and the other financial institutions party thereto;

WHEREAS, on the date hereof, the Borrower, Holdings, the Administrative Agent and the Revolving Lenders desire to amend the Credit Agreement pursuant to amendments authorized by Section 2.20 of the Credit Agreement to create the Series A Revolving Commitments and Series A Revolving Loans (each as defined in Section 1 hereto), which shall replace the Original Revolving Commitments and Original Revolving Loans (each as defined in Section 1 hereto) in accordance with Section 2.11(g)(ii) (such transactions, the “Revolving Loan Repricing”);

WHEREAS, upon the effectiveness of this Amendment, each Revolving Lender that shall have executed and delivered a consent to this Amendment substantially in the form of Exhibit A hereto (a “Consent”) shall be deemed to have exchanged all of its Original Revolving Commitments and Original Revolving Loans for Series A Revolving Commitments and Series A Revolving Loans in the same aggregate principal amount as such Revolving Lender’s Original Revolving Commitments and Original Revolving Loans as of the Amendment No. 3 Effective Date and prior to giving effect to this Amendment; and

NOW, THEREFORE, in consideration of the premises, agreements, provisions and covenants herein contained, the parties hereto agree as follows:

Section 1. Amendment. Effective on the Amendment No. 3 Effective Date and subject to the satisfaction of the terms and conditions set forth herein:

(a) The following definitions are hereby added to Section 1.01 of the Credit Agreement in the appropriate alphabetical location:

“Amendment No. 3” shall mean Amendment No. 3 to this Agreement, dated as of February 15, 2013.

“Amendment No. 3 Effective Date” shall mean February 15, 2013, the first Business Day on which all of the conditions precedent set forth in Section 3 of Amendment No. 3 have been satisfied or waived.

“Original Revolving Commitment” means, with respect to each Lender, such Lender’s Revolving Commitments from and including the Effective Date to (but not including) the Amendment No. 3 Effective Date.

“Original Revolving Lender” means a Lender with an Original Revolving Commitment.

“Original Revolving Loans” means Loans made pursuant to clause (b) of Section 2.01 during the period from and including the Effective Date to (but not including) the Amendment No. 3 Effective Date.

“Series A Revolving Commitments” means, with respect to each Lender, such Lender’s Revolving Commitments on the Amendment No. 3 Effective Date and thereafter.

“Series A Revolving Lender” means a Lender with a Series A Revolving Commitment.

“Series A Revolving Loans” means Loans made pursuant to clause (b) of Section 2.01 from and including the Amendment No. 3 Effective Date.

(b) Each of the following definitions set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Incremental Amendment” means an Incremental Term Facility Amendment or an Incremental Revolving Facility Amendment and, for the avoidance of doubt, shall include Amendment No. 1, Amendment No. 2 and Amendment No. 3.

“Incremental Revolving Commitments” has the meaning assigned to such term in Section 2.20(a) and, for the avoidance of doubt, shall include the Series A Revolving Commitments.

“Incremental Revolving Facility” has the meaning assigned to such term in Section 2.20(a) and, for the avoidance of doubt, shall include the Series A Revolving Commitments and Series A Revolving Loans.

“Incremental Revolving Facility Amendment” has the meaning assigned to such term in Section 2.20(b)(ii) and, for the avoidance of doubt, shall include Amendment No. 3.

“Incremental Revolving Facility Closing Date” has the meaning assigned to such term in Section 2.20(b)(ii) and, for the avoidance of doubt, shall include the Amendment No. 3 Effective Date.

“Incremental Revolving Loans” has the meaning assigned to such term in Section 2.20(a) and, for the avoidance of doubt, shall include the Series A Revolving Loans.

“Revolving Loans” means (a) from and including the Effective Date to (but not including) the Amendment No. 3 Effective Date, Original Revolving Loans and (b) from and including the Amendment No. 3 Effective Date, the Series A Revolving Loans.

(c) Clause (a) of the definition of “Applicable Rate” is hereby amended by replacing the table therein with the following:

Consolidated Secured Leverage Ratio	ABR Spread for Revolving Loans	Eurocurrency Spread for Revolving Loans	Revolving Commitment Fee

Category 1 Greater than or equal to 3.00 to 1.00	2.75%	3.75%	0.500%

Category 2 Less than 3.00 to 1.00 and greater than or equal to 2.50 to 1.00	2.50%	3.50%	0.375%

Category 3 Less than 2.50 to 1.00	2.25%	3.25%	0.375%

(c) Section 2.08 is hereby amended by inserting the following at the end thereof:

“(d) Notwithstanding anything to the contrary in this Section 2.08, the Borrower may terminate the Original Revolving Commitments on the Amendment No. 3 Effective Date substantially concurrently with the making of the Series A Revolving Commitments and the borrowing of any Series A Revolving Loans.”

Section 2. Consent with Respect to Termination of the Original Revolving Commitments. Each Original Revolving Lender hereby consents to the termination of the Original Revolving Commitments in accordance with Section 2.08(d).

Section 3. Credit Agreement Governs. Except as set forth in this Amendment, the Series A Revolving Commitments and Series A Revolving Loans shall otherwise be subject to the provisions, including any provisions restricting the rights, or regarding the obligations, of the Loan Parties or any provisions regarding the rights of the Lenders, of the Credit Agreement and the other Loan Documents and, from and after the Amendment No. 3 Effective Date, each reference to a “Revolving Loan,” “Revolving Loans,” “Loan” or “Loans” in the Credit Agreement, as in effect on the Amendment No. 3 Effective Date, shall be deemed to include the Series A Revolving Loans, each reference to a “Revolving Commitment,” Revolving Commitments” or “Commitment” shall be deemed to include the “Revolving Commitment,” “Revolving Commitments,” and other related terms will have correlative meanings mutatis mutandis.

Section 4. Conditions to Effectiveness. The effectiveness of this Amendment shall become effective on the Amendment No. 3 Effective Date, which shall be the first Business Day on which the following conditions are satisfied or waived:

(i) the Administrative Agent (or its counsel) shall have received counterparts of this Amendment or Consent that, when taken together, bear the signatures of (A) each Revolving Lender, (B) the Administrative Agent, (C) Holdings, (D) the Borrower and (E) each Subsidiary Loan Party;

(ii) the Administrative Agent’s receipt of the following, each of which shall be originals or facsimiles or electronic copies (followed promptly by originals) unless otherwise specified:

(A) a written opinion of Simpson Thacher & Bartlett LLP, counsel for the Loan Parties, in a form and substance reasonably satisfactory to the Administrative Agent, as to matters substantially similar to those covered in the corresponding opinion delivered on the Effective Date and the Amendment No. 2 Effective Date;

(B) the Administrative Agent shall have received a certificate of each Loan Party as of the Amendment No. 3 Effective Date, dated the Amendment No. 3 Effective Date, substantially in the form of Exhibit G to the Credit Agreement or such other form reasonably acceptable to the Administrative Agent with appropriate insertions, executed by any Responsible Officer of such Loan Party, and attaching the documents referred to in clause (C) below; and

(C) the Administrative Agent shall have received (i) resolutions of the Board of Directors and/or similar governing bodies of each Loan Party approving and authorizing the execution, delivery and performance of the Amendment (including the reaffirmations set forth herein) (and any agreements relating thereto) to which it is a party, certified as of the Amendment No. 3 Effective Date by its secretary, an assistant secretary or a Responsible Officer as being in full force and effect without modification or amendment and (ii) a good standing certificate as of a recent date from the applicable Governmental Authority of each Loan Party’s jurisdiction of incorporation, organization or formation;

(iii) the fees in the amounts previously agreed in writing by Citigroup Global Markets Inc. and Morgan Stanley Senior Funding, Inc. (the “Amendment No. 3 Arrangers”) to be received on the Amendment No. 3 Effective Date and all reasonable and documented or invoiced out-of-pocket costs and expenses (including the reasonable fees, charges and disbursements of Cahill Gordon & Reindel LLP, as counsel to the Amendment

No. 3 Arrangers, and due diligence expenses) incurred in connection with the transactions contemplated hereby for which invoices have been presented at least one (1) Business Day prior to the Amendment No. 3 Effective Date shall have been, or will be substantially simultaneously, paid in full;

(iv) the representations and warranties of each Loan Party set forth in the Section 4 of this Amendment shall be true and correct in all material respects on and as of the Amendment No. 3 Effective Date before and after giving effect to this Amendment No. 3; provided that, to the extent that such representations and warranties specifically refer to an earlier date or period, they shall be true and correct in all material respects as of such earlier date or period; provided further that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct in all respects on the date of such borrowing or on such earlier date, as the case may be (after giving effect to such qualification); and

(v) no Default or Event of Default shall have occurred and be continuing.

Section 5. Representations and Warranties. By its execution of this Amendment, the Borrower, Holdings and each of the Subsidiary Loan Parties hereby represents and warrants to the Administrative Agent, the Revolving Lenders and each other Lender that:

(i) Each of Holdings, the Borrower and each of the Restricted Subsidiaries (a) is duly organized, validly existing and in good standing (or, if applicable in a foreign jurisdiction, enjoys the equivalent status under the laws of any jurisdiction of organization outside the United States) under the laws of the jurisdiction of its organization, (b) has all requisite power and authority to own its property and assets necessary for the conduct of business, except as would not reasonably be expected to have a Material Adverse Effect, (c) is qualified to do business in each jurisdiction where such qualification is required, except where the failure so to qualify would not reasonably be expected to have a Material Adverse Effect, and (d) has the power and authority to execute, deliver and perform its obligations under this Amendment and, in the case of the Borrower, to borrow and otherwise obtain credit hereunder.

(ii) The execution, delivery and performance by each Loan Party of this Amendment (a) have been duly authorized by all organizational action required to be obtained by the Loan Parties and (b) will not (i) (A) violate any provision of any Requirement of Law or violate the Organizational Documents of any Loan Party, (B) violate any applicable order of any court or any rule, regulation or order of any Governmental Authority or (C) violate, be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under, give rise to a right of or result in any cancellation or acceleration of any right or obligation (including any payment) or to a loss of a benefit under any indenture, certificate of designation for preferred stock, agreement or any other instrument to which any Loan Party is a party or by which any of them or their property is or may be bound, where any such conflict, violation, breach or default referred to in this clause (i) would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, or (ii) result in the creation or imposition of any Lien upon or with respect to any property or assets now owned or hereafter acquired by any Loan Party, other than the Liens created by the Loan Documents and Liens permitted under the Loan Documents.

(iii) The representations and warranties of each Loan Party set forth in Article 3 of the Credit Agreement or in any other Loan Documents are, after giving effect to this Amendment, true and correct in all material respects on and as of the Amendment No. 3 Effective Date, provided that, to the extent that such representations and warranties specifically refer to an earlier date or period, they shall be true and correct in all material respects as of such earlier date or period; provided further that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct in all respects on the date of such credit extension or on such earlier date, as the case may be (after giving effect to such qualification).

Section 6. Acknowledgments and Affirmations of the Loan Parties. Each Loan Party hereby expressly acknowledges the terms of this Amendment and confirms and reaffirms, as of the date hereof, (i) the covenants and agreements contained in each Loan Document to which it is a party, including, in each case, such covenants and agreements as in effect immediately after giving effect to this Amendment and the transactions contemplated hereby and thereby, (ii) its guarantee of the Secured Obligations (including, without limitation, the Series A Revolving Loans) under the Guarantee Agreement and the Security Documents and (iii) its grant of Liens on the Collateral to secure the Secured Obligations (including, without limitation, the Loan Document Obligations with respect to the Series A Revolving Loans) pursuant to the Security Documents; provided that, on and after the effectiveness of this Amendment, each reference in the Guarantee Agreement and in each of the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import shall mean and be a reference to the Credit Agreement, as amended by this Amendment. Without limiting the generality of the foregoing, the Security Documents to which such Loan Party is a party and all of the Collateral described therein do, and shall continue to secure, payment of all of the Secured Obligations (in each case, as defined therein).

Section 7. Amendment, Modification and Waiver. This Amendment may not be amended, modified or waived except in accordance with Section 9.02 of the Credit Agreement.

Section 8. Effectiveness of This Amendment. The provisions of this Amendment shall be subject to the satisfaction of the conditions to effectiveness set forth in Section 3 of this Amendment.

Section 9. Liens Unimpaired. After giving effect to this Amendment, neither the modification of the Credit Agreement effected pursuant to this Amendment nor the execution, delivery, performance or effectiveness of this Amendment impairs the validity, effectiveness or priority of the Liens granted pursuant to any Loan Document.

Section 10. Other.

(i) This Amendment, the Credit Agreement and the other Loan Documents constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties hereto with respect to the subject matter hereof. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of any party under, the Credit Agreement, nor alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect. It is understood and agreed that each reference in each Loan Document to the Credit Agreement, whether direct or indirect, shall hereafter be deemed to be a reference to the Credit Agreement as amended by this Amendment and that this Amendment are each a Loan Document.

(ii) This Amendment may not be amended, modified or waived except by an instrument or instruments in writing signed and delivered on behalf of each of the parties hereto. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and other Loan Documents.

(iii) THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. SECTION 9.09 OF THE CREDIT AGREEMENT IS HEREBY INCORPORATED BY REFERENCE INTO THIS AMENDMENT AND SHALL APPLY HERETO.

(iv) Any term or provision of this Amendment which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Amendment or affecting the validity or enforceability of any of the terms or provisions of this Amendment in any other jurisdiction. If any provision of this Amendment is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as would be enforceable.

(v) This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or e-mail (including in a “.pdf” format) shall be effective as delivery of a manually executed counterpart of this Amendment.

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Amendment as of the date first written above.

BLUE PET PRODUCTS, INC., as Holdings

By:	/s/ Kurt T. Schmidt
	Name:	Kurt T. Schmidt
	Title:	CEO

BLUE BUFFALO COMPANY, LTD., as the Borrower

By:	/s/ Kurt T. Schmidt
	Name:	Kurt T. Schmidt
	Title:	CEO

SIERRA PET PRODUCTS, LLC

By:	/s/ Kurt T. Schmidt
	Name:	Kurt T. Schmidt
	Title:	CEO of Blue Buffalo Company, Ltd., its sole member

GREAT PLAINS LEASING LLC

By:	/s/ Kurt T. Schmidt
	Name:	Kurt T. Schmidt
	Title:	CEO of Blue Buffalo Company, Ltd., its sole member

HEARTLAND PET FOODS MANUFACTURING, INC.

By:	/s/ Kurt T. Schmidt
	Name:	Kurt T. Schmidt
	Title:	CEO

[Amendment No. 3 Signature Page]

Consented to by: CITIBANK, N.A., as Administrative Agent

By:	/s/ Mark Villanueva
	Name:	Mark Villanueva
	Title:	Vice President

[Amendment No. 3 Signature Page]